Exhibit 99.906

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Select Fund (the “Fund”) for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), Jason (Jay) Orlandi as Chief Executive Officer of the Fund and Trevor T. Smith, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.

Date: February 25, 2025

/s/ Jason (Jay) Orlandi
Jason (Jay) Orlandi
Chief Executive Officer, Pacific Select Fund

/s/ Trevor T. Smith
Trevor T. Smith

Treasurer (Principal Financial and Accounting Officer), Pacific Select Fund